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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 17, 2004

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

              Delaware                000-50414            52-2208264
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    (State or Other Jurisdiction     (Commission         (IRS Employer
         of Incorporation)           File Number)      Identification No.)

    20425 Seneca Meadows Parkway, Germantown, Maryland       20876
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         (Address of Principal Executive Offices)          (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On December 14, 2004, Advancis Pharmaceutical Corporation and Par Pharmaceutical, Inc. modified their previously existing collaboration, substituting a pulsatile version of the antibiotic combination amoxicillin/clavulanate for acute otitis media (ear infections) in children. Under the updated agreement, the companies have incorporated a pulsatile version of a combination amoxicillin/clavulanate product for otitis media to their existing joint sales and marketing agreement for Amoxicillin PULSYS. The combination replaces the previously envisioned amoxicillin-only product for otitis media.

        Financial terms of the companies' agreement have not changed. Under the terms of the agreement, Par has been granted the exclusive right to sell certain amoxicillin, and now amoxicillin/clavulanate, PULSYS products and the co-exclusive right to market the products. Advancis will be responsible for the development and manufacturing programs, and the two parties will jointly fund and run the marketing and sales program and share operating profits from product sales on an equal basis. A copy of the press release announcing the agreement is furnished as Exhibit 99.1 to this Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits

           Exhibit      Description
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           99.1         Press Release issued December 14, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADVANCIS PHARMACEUTICAL CORPORATION

Date: December 17, 2004                    By:  /s/ Steven A. Shallcross
                                                --------------------------------
                                                Steven A. Shallcross
                                                Senior Vice President and Chief
                                                Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
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Exhibit 99.1   Press Release issued December 14, 2004.